Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Service Properties Trust 255 Washington Street, Suite 300 Newton, Massachusetts 02458

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgaged properties in connection with the proposed offering of SVC Net-Lease Mortgage Notes, Series 2026-1. Service Properties Trust (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 17, 2025, representatives of Morgan Stanley, on behalf of the Company, provided us with a mortgaged property listing (the “Mortgaged Property Listing”) with respect to 472 mortgaged properties and the related tenant leases. At the Company’s instruction, we (i) selected the 20 mortgaged properties with the highest annualized minimum rent, as set forth on the Mortgaged Property Listing (the “Top 20 Properties”) and (ii) randomly selected an additional 80 mortgaged properties (the “80 Random Sample Properties”) from the remaining 452 mortgaged properties. The Top 20 Properties and 80 Random Sample Properties are collectively and hereinafter known as the “Sample Properties.”

Further, on December 9, 2025, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 31, 2025, with respect to each of the 472 mortgaged properties and the related tenant leases set forth on the Mortgaged Property Listing (the “Initial Statistical Data File”).

Additionally, on January 15, 2026, representatives of Morgan Stanley, on behalf of the Company, provided us with a supplemental data file (the “Supplemental Data File”) containing an updated tenant purchase option for each of the Sample Properties. At the Company’s instruction, we adjusted the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Properties relating to the mortgaged property characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.	Property ID (for informational purposes only)	17.	Date of last bump in rent
2.	Property city	18.	Date of next bump in rent
3.	Property state	19.	Rent increase type
4.	Building age	20.	Rent bump % cap
5.	Consolidated appraised value	21.	Tenant purchase option (yes/no)
6.	Building area (sq. ft.)	22.	Next lease renewal option date
7.	Property acquisition date	23.	Concept
8.	Property zip code	24.	Annualized minimum rent payment
9.	Tenant	25.	Double net lease (yes/no)
10.	Guarantor	26.	Most recent aggregate unit FCCR
11.	Master lease (yes/no)	27.	Industry sector
12.	Lease term start date	28.	Industry
13.	Lease expiration year	29.	Rating category
14.	Original lease term (years)	30.	Credit rating
15.	Renewal option term	31.	Remaining term (years)
16.	Number of renewals remaining	32.	Seasoning (years)

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Appraisal” or the “Appraisal Summary Report.”

We compared Characteristics 9. through 25. to the corresponding information set forth on or derived from the lease agreement, master lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 26. to the corresponding information set forth on a query, provided to us by Morgan Stanley, on behalf of the Company, on December 3, 2025, from the Company’s accounting system (the “SVC Quarterly Coverage Query”).

At the instruction of the Company, we accessed the “US Census Bureau Website” (http://www.census.gov/naics/). Using the NAICS industry group code and NAICS industry sector code (each as set forth on the Statistical Data File), we compared Characteristics 27. and 28. to the corresponding information set forth on the US Census Bureau Website.

We compared Characteristics 29. and 30. to the corresponding information set forth on the “Rating Spreadsheet” provided to us by Morgan Stanley, on behalf of the Company, on November 24, 2025.

We compared Characteristic 31. to the number of years from (i) October 31, 2025 through (ii) the lease expiration date (as set forth on the Lease Agreement).

We compared Characteristic 32. to the difference between (i) the original lease term (as set forth on the Lease Agreement) and (ii) the remaining term (as determined above).

The property documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company or by Morgan Stanley, on behalf of the Company, and are collectively referred to hereinafter as the “Property Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents. In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Properties.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Property Documents, except as described in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 2, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 2, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Seventeen differences in building age.
2	Thirteen differences in building area.
3	Four differences in property zip code.
4	Fifteen differences in guarantor.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 2, 2026.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Property number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Property Documents
1	480151	Building age	18 years	58 years
1	480231	Building age	18 years	19 years
1	416092	Building age	24 years	21 years
1	416144	Building age	41 years	40 years
1	416161	Building age	39 years	35 years
1	416196	Building age	16 years	1 year
1	480022	Building age	41 years	37 years
1	480041	Building age	54 years	25 years
1	480050	Building age	52 years	51 years
1	480060	Building age	50 years	19 years
1	480070	Building age	52 years	51 years
1	480087	Building age	45 years	46 years
1	480093	Building age	54 years	53 years
1	480096	Building age	53 years	45 years
1	480099	Building age	53 years	52 years
1	480101	Building age	53 years	52 years
1	480103	Building age	52 years	49 years
2	415747	Building area	6,972 sq. ft.	7,382 sq. ft.
2	415833	Building area	218,248 sq. ft.	207,852 sq. ft.
2	415848	Building area	2,304 sq. ft.	2,283 sq. ft.
2	415962	Building area	4,500 sq. ft.	49,203 sq. ft.
2	416035	Building area	2,224 sq. ft.	2,290 sq. ft.
2	416196	Building area	83,635 sq. ft.	83,623 sq. ft.
2	416242	Building area	176,704 sq. ft.	123,325 sq. ft.
2	480041	Building area	16,924 sq. ft.	19,885 sq. ft.
2	480050	Building area	42,771 sq. ft.	31,301 sq. ft.
2	480087	Building area	101,589 sq. ft.	64,600 sq. ft.
2	480101	Building area	19,680 sq. ft.	21,487 sq. ft.
2	480104	Building area	27,648 sq. ft.	28,656 sq. ft.
2	480210	Building area	30,269 sq. ft.	30,272 sq. ft.
3	480151	Property zip code	60440	60450
3	415713	Property zip code	30539	30540
3	415923	Property zip code	30093	30071
3	416217	Property zip code	35603	35601
4	415640	Guarantor	Not provided	Arby's restaurant Group, INC.
4	415644	Guarantor	Not provided	ARBY’S RESTAURANT GROUP, INC
4	415650	Guarantor	Not provided	Arby’s Restaurant Group, Inc.
4	415683	Guarantor	Not provided	SONIC RESTAURANTS, INC
4	415713	Guarantor	Not provided	John E. Garner and Helen J. Garner
4	415717	Guarantor	Not provided	Arby’s Restaurant Group, Inc
4	415772	Guarantor	Not provided	TriStar Ventures, LLC and North Star Foods, LLC,
4	415799	Guarantor	Not provided	Eric Hasty
4	415962	Guarantor	Not provided	ARMSTRONG GARDEN CENTERS, Inc
4	416035	Guarantor	Not provided	John Busby
4	416200	Guarantor	EOC Group. Inc.	EOC Group, Inc. and Express Oil Group, Inc.
4	416201	Guarantor	EOC Group. Inc.	EOC Group, Inc. and Express Oil Group, Inc.
4	416203	Guarantor	EOC Group. Inc.	EOC Group, Inc. and Express Oil Group, Inc.
4	416204	Guarantor	EOC Group. Inc.	EOC Group, Inc. and Express Oil Group, Inc.
4	416217	Guarantor	EOC Group. Inc.	EOC Group, Inc. and Express Oil Group, Inc.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.